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                                                                    EXHIBIT 99.3


                                 PROMISSORY NOTE

$70,000,000.00    Dallas, Texas                               March 14, 2000


         FOR VALUE RECEIVED, the undersigned, UICI SUB I, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of LM Finance, LLC., a Nevada limited liability company, and any assignees or successors thereof ("Payee"), at the time and in the manner hereinafter provided, the principal sum of SEVENTY MILLION AND 00/100 DOLLARS ($70,000,000.00), together with interest computed thereon at the rate hereinafter provided. All payments under this Promissory Note ("Note") shall be payable at 2121 Precinct Line Road, Hurst, Texas 76054 or such other address as is designated by Payee from time to time.

         1. Payment and Interest. The outstanding principal amount of this Note shall bear interest as it accrues commencing on the date hereof and continuing until the due date at the lesser of the Maximum Rate or the Prime Rate (as defined below). Unless otherwise accelerated by Payee as provided herein, interest on this Note shall be payable monthly, as it accrues beginning April 1, 2000, and on the 1st day of each month thereafter and at maturity. Unless otherwise accelerated by the Payee as provided herein, the entire principal balance and all accrued unpaid interest shall be due and payable on September 14, 2001.

         2. Guaranty and Collateral. Repayment of this Note is guaranteed by Specialized Card Services, Inc. ("SCS") pursuant to that certain Guaranty of even date herewith (the "SCS Guaranty") and by UICI ("UICI") pursuant to that certain Guaranty of even date herewith (the "UICI Guaranty"). The repayment of this Note is further secured by the Pledge Agreement of even date herewith, executed by Maker for the benefit of Payee (the "Pledge Agreement") and the covenants of SCS set forth in that certain Post-Closing Agreement of even date herewith by and among Payee, SCS and Maker.

         3. Prepayment. This Note may be prepaid in whole or in part from time to time, without premium or penalty ("Optional Prepayment"). Any such Optional Prepayment shall be applied first to accrued, but unpaid, interest hereon with the remainder of any such Optional Prepayment being applied to the reduction of principal due under this Note. Upon payment in full, this Note shall be canceled and returned to Maker.

         4. Default. The occurrence of any one of the following shall be a default under this Note ("Default"):

                  (a) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due;

                  (b) a default in the payment of any indebtedness of UICI, or any of its subsidiaries or Maker on obligations for borrowed money and which results in the acceleration of such indebtedness by the holder thereof;


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                  (c) Borrower or SCS shall fail to perform, observe or comply with any covenant, agreement or term contained in any Loan Document;

                  (d) a sale or transfer of substantially all the assets or a majority of the outstanding stock of UICI, Maker or SCS.

                  (e) Any representation, warranty or certification made by UICI, Maker or SCS in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Note shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                  (f) UICI, Maker or SCS shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

                  (g) UICI, Maker or SCS shall fail to discharge within a period of thirty (30) days after the commencement thereof any unstayed attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of Ten Million Dollars ($10,000,000) against any of its properties.

                  (h) A final judgment or judgments for the payment of money in excess of Ten Million Dollars ($10,000,000) in the aggregate shall be rendered by a court or courts against the UICI, Maker or SCS and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the UICI, Maker or SCS shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                  (i) This Note or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the UICI, Maker or SCS or any of their respective shareholders, or the Maker or Guarantor shall deny that it has any further liability or obligation under any of the Loan Documents.

                  (j) Maker, SCS or UICI shall commence a voluntary case or other proceedings seeking liquidation, reorganization or other relief with respect to any of them or their debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking an appointment of a trustee, receiver, liquidator, custodian or other similar official of any of them or any substantial part of their property, or shall consent to any relief or to the appointment or taking possession by any such official in an involuntary case or other proceeding commenced against any of them, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay their debts as they become due, or shall take any corporate action authorizing the foregoing; or


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                  (k) an involuntary case or other proceeding, shall be
         commenced against Maker, SCS or UICI seeking liquidation, reorganization or other relief with respect to any of them or their debts under bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of any of them or any substantial part of their property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days; or an order for relief shall be entered against Maker, UICI or SCS under the federal bankruptcy laws as now or hereinafter in effect.

         5. Remedies. Upon occurrence of any Default specified in subparagraph 4(j) or (k) above, the entire principal amount due under this Note and all interest then accrued thereon, and any other liabilities of Maker hereunder, shall become immediately due and payable all without notice and without presentment, demand, protest, notice of protest or dishonor, notice of acceleration or any other notice of default of any kind, all of which are hereby expressly waived by Maker. Upon the occurrence of any other Default hereunder, Maker shall have ten business days from the date of such Default to cure such Default. If such Default is not timely cured, the Holder hereof shall have the right to declare the entire outstanding principal balance hereof and all accrued but unpaid interest on this Note at once due and payable (and upon such declaration, the same shall be at once due and payable) without presentment or demand for payment and to exercise any of its other right, power and remedies under this Note or at law or in equity.

         6. Default Rate. It is understood and agreed that time is of the essence respecting this Note. It is understood and agreed that any past due principal and/or interest shall bear interest from the date it is due until paid, at the Maximum Rate.

         7. Representations, Warranties and Covenants of the Maker. The Maker represents, warrants and covenants to the Payee that the Maker:

                  (a) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;

                  (b) has all requisite corporate power and authority to own, lease, license and use its properties and assets and to conduct the business in which it is engaged; and

                  (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, the failure of which would have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Maker.

         8. Waivers. Except as provided for herein, the Maker and each surety, guarantor, endorser, or any party ever liable for payment of any sum of money payable on this Note does hereby severally waive demand, grace, presentment for payment, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest, and diligence in


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collecting sums due hereunder and in bringing suit against any party hereto. The
Maker and each surety, guarantor, endorser, or any other party ever liable for payment of any sum of money payable on this Note further agrees (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for the holder hereof, in order to enforce payment of this Note, to first institute or exhaust such holder's remedy against the Maker or any other party liable therefor or against any security for this Note. No delay or omission on the part of the Payee in exercising any power or right under this Note shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude further exercise of that power or right.

         9. Maximum Rate. All agreements between the Maker and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance, or detention of the funds advanced pursuant to this Note, or otherwise, or for the payment or performance of any covenant or obligation contained herein or any other document or instrument evidencing, securing, or pertaining to this Note, exceed the maximum amount permissible under applicable law (the "Maximum Rate"). If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other document or instrument exceeds the Maximum Rate, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder hereof shall ever receive anything of value deemed interest by applicable law which would exceed interest at the highest lawful rate, such amount would be excessive interest, and would be applied to the unpaid principal balance of this Note, or on account of any other principal indebtedness of the Maker to the holder hereof, and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and such other indebtedness, such excess shall be refunded to the Maker. All sums paid, or agreed to be paid, by the Maker for the use, forbearance, or detention of the indebtedness of the Maker to the holder of this Note shall, to the extent permitted by applicable law, be amortized, pro-rated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Maker and the holder hereof.

         10. Costs and Fees. If there is a Default under this Note, or if this
Note is placed in the hands of an attorney or agency for collection, regardless of whether or not suit is filed, or if this Note is collected by suit or legal process, including, but not limited to, through the probate court or bankruptcy proceedings, Maker agrees to pay all costs of collection, including reasonable attorney's fees and court costs in addition to other amounts due. Additionally, Maker agrees to pay all reasonable attorney's fees and expenses of Payee and its affiliates incurred in connection with the negotiation, preparation, administration, enforcement and collection of this Note and the Loan Documents immediately upon request thereof by Payee.

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         11. Definitions. As used in this Note, the following terms have the following meaning:

                  "Holder" shall mean the Payee or other endorsee of this Note who is in possession of it, or the bearer of such Note, if this Note is at the time payable to the bearer.

                  "Loan Documents" means this Note, the Pledge Agreement, the Guaranty, the Post-Closing Agreement, and all promissory notes, assignments, guaranties, security agreements, financing statements and other agreements executed and delivered pursuant to or in connection with this Note as such agreements may be amended or otherwise modified from time to time.

                  "Prime Rate" means the "prime rate" published from time to time in the Money Rates column of The Wall Street Journal (Central Edition); provided, however, if the Money Rates column of The Wall Street Journal (Central Edition) ceases to be published or otherwise does not designate a "prime rate" as of any business day, "Prime Rate" shall mean the rate of interest per annum publicly announced by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; in each case each change in such rate shall be effective from and including the business day such change is published or announced, as the case may be.

         12. Notices. Any notice hereunder shall be in writing, and if given by hand delivery, telegram, telefax, or telex, shall be deemed to have been given when sent and, if mailed, shall be deemed to have been given three (3) days after the date when sent, if sent by registered or certified mail, postage prepaid, and addressed as follows (or such other address for which all parties listed below have been notified):

         If to Maker:                       UICI SUB I, INC.
                                            Gregory T. Mutz, President and
                                            Chief Executive Officer
                                            4001 McEwen Drive, Suite 200
                                            Dallas, Texas 75244
                                            Telephone:   (972) 392-6733
                                            Telecopier:  (972) 392-6721

         If to Payee:                       LM FINANCE, LLC.
                                            Gary L. Friedman, Secretary
                                            2121 Precinct Line Road
                                            Hurst, Texas   76054
                                            Telephone:   (817) 428-3883
                                            Telecopier:  (817) 428-3898

         13. GOVERNING LAW. THIS NOTE IS EXECUTED AND DELIVERED IN TEXAS AND SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.


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         14. NOTICE. THIS NOTE AND THE LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Effective as of the date first above written.


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                                     MAKER:

                                     UICI SUB I, INC.


                                     By:
                                        ----------------------------------------
                                     Name:  Gregory T. Mutz
                                     Title:   President







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